UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event
reported): February 4, 2025
Emerson Electric Co.
-------------------------------------------------
(Exact Name of Registrant as Specified in Charter)

Missouri	1-278	43-0259330
--------------------------------- (State or Other Jurisdiction of Incorporation)	------------------- (Commission	--------------------------- (I.R.S. Employer Identification Number)
File Number)

8027 Forsyth Blvd.
St. Louis,	Missouri	63105
------------------------------------------------ (Address of Principal Executive Offices)		------------------ (Zip Code)
Registrant’s telephone number, including area code:
(314) 553-2000
------------------------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock of $0.50 par value per share	EMR	New York Stock Exchange
NYSE Chicago
1.250% Notes due 2025	EMR 25A	New York Stock Exchange
2.000% Notes due 2029	EMR 29	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The final results for each of the matters submitted to a vote at the Company’s 2025 Annual Meeting of Shareholders held on February 4, 2025 are as follows:

Proposal 1: The four Directors named in the Proxy Statement were elected by the shareholders, by the votes set forth in the table below:

Nominee	For	Against	Abstain	Broker Non-Votes
Joshua B. Bolten	358,781,284	59,329,522	1,325,591	75,433,163
Calvin G. Butler, Jr.	409,614,111	8,722,577	1,099,709	75,433,163
Surendralal (Lal) L. Karsanbhai	411,590,335	6,799,119	1,046,943	75,433,163
Lori M. Lee	413,202,492	5,241,013	992,892	75,433,163

Proposal 2: The Company’s executive compensation, as described in the Proxy Statement, was approved by the non-binding advisory votes of the shareholders set forth below:

For	Against	Abstain	Broker Non-Votes
372,131,485	43,336,033	3,968,879	75,433,163

Proposal 3: The proposal to approve an amendment to the Company’s Restated Articles of Incorporation to declassify the Board of Directors, as described in the Proxy Statement, which required the vote of 85% of outstanding shares in favor for approval, was not approved by the shareholders, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
412,498,454	5,277,751	1,660,192	75,433,163

Proposal 4A: The proposal to approve an amendment to the Company’s Restated Articles of Incorporation to reduce the supermajority voting requirements for the removal of directors and amendments to the provisions of Article 5, as described in the Proxy Statement, which required the vote of 85% of outstanding shares in favor for approval, was not approved by the shareholders, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
382,509,283	11,934,595	24,976,748	75,448,934

Proposal 4B: The proposal to approve an amendment to the Company’s Restated Articles of Incorporation to reduce the supermajority voting requirements in connection with the fair price provisions for certain business combinations and amendments to those provisions, as described in the Proxy Statement, which required the vote of 85% of outstanding shares in favor for approval, was not approved by the shareholders, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
380,934,351	12,716,030	25,770,245	75,448,934

Proposal 4C: The proposal to approve an amendment to the Company’s Restated Articles of Incorporation to reduce the supermajority voting requirements for amendments to the terms of any series of preferred stock, as described in the Proxy Statement, was approved by the shareholders, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
381,023,304	12,813,892	25,583,430	75,448,934

Proposal 5: The Company’s 2025 Employee Stock Purchase Plan, as described in the Proxy Statement, was approved by the shareholders, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
414,963,672	2,780,015	1,692,710	75,433,163

Proposal 6: The appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2025 was ratified by the shareholders, by the votes set forth below:

For	Against	Abstain
461,814,343	31,062,633	1,992,584

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description of Exhibits

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date:	February 7, 2025	By:	/s/ John A. Sperino
John A. Sperino Vice President and Assistant Secretary